MERRILL LYNCH
BASIC VALUE
FUND, INC.




FUND LOGO




Semi-Annual Report

December 31, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.










Merrill Lynch
Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH BASIC VALUE FUND, INC.


TO OUR SHAREHOLDERS

The US economy finished 1999 with strong growth, low inflation, accelerating productivity, strong earnings and rising real wages. At its meeting on November 16, 1999, the Federal Reserve Board announced its move to tighten 25 basis points (0.25%), essentially putting short-term interest rates back to where they were before the three quarter-point cuts that were made in the fall of 1998. Monetary policy was kept steady at the central bank's last meeting in 1999 on December 21 over Year 2000 concerns, but indications point to further tightening in early 2000.

US stock markets rebounded in October and advanced on a technology-driven rally in November. Significant strength in small-capitalization stocks also emerged in November, particularly in the small cap growth sector. Overall, US stock markets ended the year at new highs. In the fixed-income area, the 30-year Treasury bond yield hit a two-year high over concerns of the continued strength of the economy and potential future action by the Federal Reserve Board.


Portfolio Matters
Security purchases in the fourth quarter of 1999 amounted to $561 million while equity sales totaled $486 million. On the buy side, we initiated new positions in eight securities and added to 18 existing positions. On the sell side, we eliminated seven holdings and reduced 19 positions.

The price swings of some stocks during the final quarter of any year are frequently exacerbated by factors such as tax-selling and so-called window-dressing, where some portfolio managers reduce or eliminate losing stocks and add to or initiate new positions in securities that have performed well. Over the years, our attempts to take advantage of these trends have generally proven advantageous.

Our largest purchase during the December quarter, an initial position in Bank One Corporation, was just such a situation. Bank One Corporation's stock has come under severe pressure following the company's well-publicized earnings shortfalls in its First USA Credit Card operations. At 10 times earnings, 5.7% yield and a franchise we value at $45 per share, we believe the risk/reward ratio is favorable.

In the same context, we initiated positions in American Home Products Corporation, Compaq Computer Corporation, Lockheed Martin Corporation and Monsanto Company during the December quarter. American Home Products Corporation shares have fallen as a result of poor agricultural results and diet drug litigation. We believe American Home's drug pipeline is one of the strongest in the industry and at its current valuation, offered good risk/reward characteristics.

Lockheed Martin Corporation is a leading defense company that has undergone a series of negative earnings revisions. Against the backdrop of a rising defense budget environment and with several new management appointments, Lockheed Martin is poised to correct several of its troubled programs. Trading slightly above its book value, the risk/reward equation is tilted in our favor.

We purchased Monsanto Company following a highly controversial merger with Pharmacia & Upjohn. Investors were disenchanted with the lack of premium paid to Monsanto shareholders, and following the transaction, Monsanto's shares traded significantly lower. We believe the resulting company will have a stronger drug pipeline, a better balance sheet and a much deeper management team. As such, we believe the combined company provides long-term share appreciation from current levels.

Compaq Computer Corporation is a leading computer company, which has stumbled in the last few years. Recent market share losses have taken their toll on the share price, which is down 50% from its high. The company has responded to its recent problems by hiring a new management team, instituting a $2 billion cost reduction program and introducing a series of new products using a more direct distribution model. These changes coupled with a pristine balance sheet make Compaq a compelling value proposition.


Merrill Lynch Basic Value Fund, Inc.
December 31, 1999


Almost half of our purchases during the December quarter were additions to established positions with the largest being Emerson
Electric Co., Hercules Incorporated, Thomas & Betts Corporation,
First Union Corporation and Unisys Corporation.

Unisys Corporation was also one of our largest sales during the three-month period ended December 31, 1999. We were fortunate enough to reduce the position prior to a profit warning from the company that resulted in a stock price decline of about 50%. We thought the price drop was excessive and increased our position.

Also in the final quarter of 1999 we bought and sold partial positions in The Boeing Company, Diamond Offshore Drilling, Inc. and Philip Morris Companies Inc., taking advantage of price fluctuations.

About 25% of fourth quarter sales were reductions in international and domestic oil holdings, a group that has long been our largest industry commitment. Exxon Corporation and Mobil Corporation were our sixth and seventh largest positions as of September 30, 1999, and the merged company is now the Fund's largest holding at about 5% of assets. We felt prudence dictated some profit taking and we sold some of each prior to the merger and some additional stock following the completion of the merger.

Our completed sales were primarily small positions although we did participate in three initial public offerings that were sold during the quarter.


In Conclusion
Worldwide economies continue to improve, which should dictate a much-improved relative performance year in calendar 2000. Although we are always hesitant to predict the direction of the stock market, gross domestic product growth or interest rates, we do know that your Fund is trading at historically low valuation levels as compared to the overall market. We hope to be rewarded for that in the upcoming year.

Thank you for your investment in Merrill Lynch Basic Value Fund,
Inc. We look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Paul M. Hoffmann)
Paul M. Hoffmann
Senior Vice President and Co-Portfolio Manager



(Kevin M. Rendino)
Kevin M. Rendino
Senior Vice President and Co-Portfolio Manager



January 14, 2000




On January 31, 2000, Paul M. Hoffmann, long-time manager of Merrill Lynch Basic Value Fund, Inc., retired. Mr. Hoffmann has managed the Fund for 22 years and his solid investment contribution is reflected in an enviable record. Since its inception on July 1, 1977, the Fund has grown to $11.6 billion, and throughout its history has only experienced one down calendar year. As planned, Mr. Rendino has assumed the position as the Fund's lead manager. Mr. Hoffmann's colleagues at Merrill Lynch Asset Management join the Fund's Board of Directors in wishing Mr. Hoffmann well in his retirement.



To reduce shareholders' expenses, Merrill Lynch Basic Value Fund,
Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.




Merrill Lynch Basic Value Fund, Inc.
December 31, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/99                       +11.06%        + 5.23%
Five Years Ended 12/31/99                 +20.25         +18.96
Ten Years Ended 12/31/99                  +14.35         +13.73

[FN]
 *Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A
  Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/99                       + 9.97%        + 5.97%
Five Years Ended 12/31/99                 +19.04         +19.04
Ten Years Ended 12/31/99                  +13.19         +13.19

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/99                       + 9.97%        + 8.97%
Five Years Ended 12/31/99                 +19.02         +19.02
Inception (10/21/94)
through 12/31/99                          +17.84         +17.84

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/99                       +10.82%        + 5.00%
Five Years Ended 12/31/99                 +19.95         +18.66
Inception (10/21/94)
through 12/31/99                          +18.76         +17.53

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Basic Value Fund, Inc.
December 31, 1999


PERFORMANCE DATA (concluded)


Results of a $1,000 Investment Since Inception--Class A Shares


(5.25% current sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from, $947.50 on July 1, 1977 to $27,047.34
On December 31, 2000


Recent Performance Results
                                                                                     Ten Years/
                                                   3 Month         12 Month       Since Inception
As of December 31, 1999                          Total Return    Total Return       Total Return
ML Basic Value Fund Class A Shares*                 + 2.48%         +11.06%           +282.24%
ML Basic Value Fund Class B Shares*                 + 2.22          + 9.97            +245.24
ML Basic Value Fund Class C Shares*                 + 2.23          + 9.97            +134.56
ML Basic Value Fund Class D Shares*                 + 2.43          +10.82            +144.25
Dow Jones Industrial Average**                      +11.68          +27.28        +440.56/+229.53
Standard & Poor's 500 Index**                       +14.88          +21.04        +432.77/+249.06

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares, respectively.
**An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.



Merrill Lynch Basic Value Fund, Inc.
December 31, 1999

SCHEDULE OF INVESTMENTS
                                     Shares                                                                      Percent of
Industry                              Held                  Stocks                                   Value       Net Assets

Low Price to Book Value
Communication Services              3,500,000      AT&T Corp.                                   $   177,625,000        1.5%
Insurance                           2,500,000      American General Corporation                     189,687,500        1.6
Steel                               1,600,000    ++Bethlehem Steel Corporation                       13,400,000        0.1
Aerospace/Defense                   3,800,000      The Boeing Company                               157,937,500        1.4
Restaurants                         4,200,000      Darden Restaurants, Inc.                          76,125,000        0.7
Engineering & Machinery             4,500,000      Deere & Company                                  195,187,500        1.7
Oil Services & Equipment            4,000,000      Diamond Offshore Drilling, Inc.                  122,250,000        1.0
Retail                              3,150,000    ++Federated Department Stores, Inc.                159,271,875        1.4
Capital Goods                       2,910,000      Fluor Corporation                                133,496,250        1.1
Automotive                          4,600,000      Ford Motor Company                               245,812,500        2.1
Automotive                          2,700,000      General Motors Corporation                       196,256,250        1.7
Insurance                           2,500,000      The Hartford Financial Services Group, Inc.      118,437,500        1.0
Chemicals                             800,000      Imperial Chemical Industries PLC (ADR)*           34,050,000        0.3
Paper & Forest Products             2,300,000      International Paper Company                      129,806,250        1.1
Retail                              6,000,000    ++Kmart Corporation                                 60,375,000        0.5
Computer Hardware                   2,744,000      Koninklijke (Royal) Philips Electronics NV
                                                     (NY Registered Shares)                         370,440,000        3.2
Aerospace/Defense                   2,146,500      Lockheed Martin Corporation                       46,954,687        0.4
Chemicals                           1,000,000      Monsanto Company                                  35,625,000        0.3
Insurance                           1,400,000      PartnerRe Ltd.                                    45,412,500        0.4
Chemicals                           1,286,800      Potash Corporation of Saskatchewan Inc.           62,007,675        0.5
Electronics                         2,400,000      Tektronix, Inc.++++                               93,300,000        0.8
Telecommunications                  5,000,000    ++Telefonica SA (ADR)*                             394,062,500        3.4
Steel                               3,000,000      USX-U.S. Steel Group                              99,000,000        0.8
Chemicals                           2,000,000      Union Carbide Corporation                        133,500,000        1.1
Railroads                           4,450,000      Union Pacific Corporation                        194,131,250        1.7
Retail                              4,000,000    ++Venator Group, Inc.                               28,000,000        0.2
Banking                             8,600,000      Wells Fargo Company                              347,762,500        3.0
                                                                                                ---------------      ------
                                                                                                  3,859,914,237       33.0

Below-Average Price/Earnings Ratio

Insurance                           4,700,000      The Allstate Corporation                         112,800,000        1.0
Financials                          3,300,000      Associates First Capital Corporation (Class A)    90,543,750        0.8
Banking                             2,000,000      Bank One Corporation                              64,125,000        0.5
Banking                             2,600,000      Bank of America Corporation                      130,487,500        1.1
Farm & Construction                 3,875,000      Caterpillar Inc.                                 182,367,187        1.6
  Equipment
Banking                             9,500,000      Citigroup Inc.                                   527,843,750        4.5
Information Processing              2,000,000      Compaq Computer Corporation                       54,125,000        0.5
Automotive                          4,800,000      Delphi Automotive Systems Corporation             75,600,000        0.6
Photography                         2,050,000      Eastman Kodak Company                            135,812,500        1.2
Manufacturing                       2,000,000      Eaton Corporation                                145,250,000        1.2
Chemicals                           3,950,000      Hercules Incorporated                            110,106,250        0.9
Machinery                           3,400,000      ITT Industries, Inc.                             113,687,500        1.0
Machinery                           3,200,000      Ingersoll-Rand Company                           176,200,000        1.5
Tobacco                             4,200,000      Philip Morris Companies Inc.                      97,387,500        0.8
Retail                              4,500,000      Sears, Roebuck & Co.                             136,968,750        1.2
Savings & Loans                     3,500,000      Washington Mutual, Inc.                           91,000,000        0.8
                                                                                                ---------------      ------
                                                                                                  2,244,304,687       19.2



Merrill Lynch Basic Value Fund, Inc.
December 31, 1999

SCHEDULE OF INVESTMENTS (continued)
                                     Shares                                                                      Percent of
Industry                              Held                  Stocks                                   Value       Net Assets

Above-Average Yield
Pharmaceuticals                       763,700      American Home Products Corporation           $    30,118,419        0.2%
Oil--Domestic                       1,850,000      Atlantic Richfield Company (ARCO)                160,025,000        1.4
Oil--International                  3,000,000      BP Amoco PLC (ADR)*                              177,937,500        1.5
Telecommunications                  2,900,000      Bell Atlantic Corporation                        178,531,250        1.5
Oil--International                  1,700,000      Chevron Corporation                              147,262,500        1.3
Utilities--Electric                 2,000,000      Cinergy Corp.                                     48,250,000        0.4
Utilities--Electric                 1,550,000      Consolidated Edison, Inc.                         53,475,000        0.5
Utilities--Electric                 2,200,000      Duke Energy Corporation                          110,275,000        0.9
Chemicals                           3,700,000      E.I. du Pont de Nemours and Company              243,737,500        2.1
Electrical Equipment                2,600,000      Emerson Electric Co.                             149,175,000        1.3
Utilities--Electric                 3,000,000      Entergy Corporation                               77,250,000        0.7
Oil--International                  7,000,000      Exxon Mobil Corporation                          563,937,500        4.8
Banking                             4,000,000      First Union Corporation                          131,250,000        1.1
Telecommunications                  3,300,000      GTE Corporation                                  232,856,250        2.0
Foods                               3,800,000      General Mills, Inc.                              135,850,000        1.2
Real Estate Investment Trust          900,000      Liberty Property Trust                            21,825,000        0.2
Banking                             3,400,000      National City Corporation                         80,537,500        0.7
Utilities--Electric                 2,400,000      NiSource Inc.                                     42,900,000        0.4
Utilities--Electric                 2,400,000      PECO Energy Company                               83,400,000        0.7
Utilities--Electric                 1,800,000      Public Service Enterprise Group Incorporated      62,662,500        0.5
Oil--International                  5,000,000      Royal Dutch Petroleum Company
                                                     (NY Registered Shares)                         302,187,500        2.6
Telecommunications                  5,757,500      SBC Communications Inc.                          280,678,125        2.4
Foods/Food Processing               5,500,000      Sara Lee Corporation                             121,343,750        1.0
Real Estate Investment Trust        2,100,000      Simon Property Group, Inc.                        48,168,750        0.4
Oil--International                  2,700,000      Texaco Inc.                                      146,643,750        1.3
Utilities--Electric                 2,900,000      Texas Utilities Company                          103,131,250        0.9
Electrical Equipment                2,750,000      Thomas & Betts Corporation                        87,656,250        0.7
Telecommunications                  3,000,000      U S WEST, Inc.                                   216,000,000        1.8
                                                                                                ---------------      ------
                                                                                                  4,037,065,294       34.5

Special Situations

Pharmaceuticals                     1,320,000      AstraZeneca Group PLC (ADR)*                      55,110,000        0.5
Oil Services & Equipment            3,900,000      Halliburton Company                              156,975,000        1.3
Computer Hardware                   2,500,000      Hewlett-Packard Company                          284,843,750        2.4
Computer Hardware                   4,500,000      International Business Machines Corporation      486,000,000        4.1
Semiconductors                      1,275,000      Texas Instruments Incorporated                   123,515,625        1.1
Information Processing              5,400,000    ++Unisys Corporation                               172,462,500        1.5
                                                                                                ---------------      ------
                                                                                                  1,278,906,875       10.9

                                                   Total Stocks (Cost--$7,014,677,781)           11,420,191,093       97.6




Merrill Lynch Basic Value Fund, Inc.
December 31, 1999

SCHEDULE OF INVESTMENTS (concluded)
                                     Face                                                                        Percent of
                                    Amount                     Issue                                 Value       Net Assets

Short-Term Securities
Commercial Paper**                $40,000,000      A-1 Credit Corp., 5.90% due 1/21/2000         $   39,862,333        0.3%
                                   25,000,000      Bell Atlantic Financial Services,
                                                     5.80% due 1/19/2000                             24,923,472        0.2
                                   20,000,000      CSW Credit Inc., 5.83% due 1/24/2000              19,922,267        0.2
                                   40,000,000      General Electric Capital Corp., 5.90%
                                                     due 1/27/2000                                   39,823,000        0.3
                                    8,610,000      General Motors Acceptance Corp.,
                                                     5% due 1/03/2000                                 8,606,412        0.1
                                   10,117,000      Hertz Corporation, 6.36% due 1/07/2000            10,104,489        0.1
                                   40,000,000      J.P. Morgan Securities Inc., 6.05%
                                                     due 1/11/2000                                   39,926,056        0.3
                                   12,823,000      Metropolitan Life Insurance Company,
                                                     5.88% due 1/21/2000                             12,779,017        0.1
                                                   Procter & Gamble Corporation:
                                   33,000,000        5.87% due 1/10/2000                             32,946,192        0.3
                                   20,000,000        5.85% due 1/11/2000                             19,964,250        0.2
                                   23,790,000        5.85% due 1/25/2000                             23,693,353        0.2
                                   20,000,000      SBC Communications Inc., 5.83% due 1/25/2000      19,919,028        0.2
                                   25,000,000      Sara Lee Corporation, 5.85% due 1/06/2000         24,975,625        0.2
                                   31,729,000      Transamerica Finance Corporation, 5.85%
                                                     due 1/28/2000                                   31,584,633        0.3

                                                   Total Short-Term Securities
                                                   (Cost--$349,030,127)                             349,030,127        3.0

Total Investments (Cost--$7,363,707,908)                                                         11,769,221,220      100.6

Liabilities in Excess of Other Assets                                                               (70,645,868)      (0.6)
                                                                                                ---------------      ------
Net Assets                                                                                      $11,698,575,352      100.0%
                                                                                                ===============      ======


   *American Depositary Receipts (ADR).
  **Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
  ++Non-income producing security.
++++Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                 Net Share    Net       Dividend
    Industry        Affiliate    Activity     Cost       Income

    Electronics  Tektronix, Inc.    --         --     $  576,000


    See Notes to Financial Statements.



Merrill Lynch Basic Value Fund, Inc.
December 31, 1999

FINANCIAL INFORMATION
Statement of Assets and Liabilities as of December 31, 1999
Assets:             Investments, at value (identified cost--$7,363,707,908)                              $11,769,221,220
                    Cash                                                                                          85,122
                    Receivables:
                      Securities sold                                                $    30,661,934
                      Dividends                                                           15,672,423
                      Capital shares sold                                                 12,809,810          59,144,167
                                                                                     ---------------
                    Prepaid registration fees and other assets                                                   164,715
                                                                                                         ---------------
                    Total assets                                                                          11,828,615,224
                                                                                                         ---------------

Liabilities:        Payables:
                      Capital shares redeemed                                            112,227,611
                      Investment adviser                                                   4,543,248
                      Distributor                                                          4,476,205
                      Securities purchased                                                    49,841         121,296,905
                                                                                     ---------------
                    Accrued expenses and other liabilities                                                     8,742,967
                                                                                                         ---------------
                    Total liabilities                                                                        130,039,872
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $11,698,575,352
                                                                                                         ===============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         400,000,000 shares authorized                                                        $    13,141,175
                    Class B Shares of Common Stock, $.10 par value,
                    400,000,000 shares authorized                                                             11,418,775
                    Class C Shares of Common Stock, $.10 par value,
                    200,000,000 shares authorized                                                              1,336,093
                    Class D Shares of Common Stock, $.10 par value,
                    200,000,000 shares authorized                                                              5,003,846
                    Paid-in capital in excess of par                                                       7,169,256,101
                    Undistributed investment income--net                                                         870,241
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                92,035,809
                    Unrealized appreciation on investments--net                                            4,405,513,312
                                                                                                         ---------------
                    Net assets                                                                           $11,698,575,352
                                                                                                         ===============

Net Asset Value:    Class A--Based on net assets of $5,013,545,039 and 131,411,752
                             shares outstanding                                                          $         38.15
                                                                                                         ===============
                    Class B--Based on net assets of $4,285,413,172 and 114,187,750
                             shares outstanding                                                          $         37.53
                                                                                                         ===============
                    Class C--Based on net assets of $495,234,412 and 13,360,931
                             shares outstanding                                                          $         37.07
                                                                                                         ===============
                    Class D--Based on net assets of $1,904,382,729 and 50,038,456
                             shares outstanding                                                          $         38.06
                                                                                                         ===============


                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
December 31, 1999


FINANCIAL INFORMATION (continued)
Statement of Operations for the Six Months Ended December 31, 1999
Investment          Dividends (net of $963,580 foreign withholding tax)                                  $   122,647,004
Income:             Interest and discount earned                                                              21,275,774
                    Other                                                                                        242,536
                                                                                                         ---------------
                    Total income                                                                             144,165,314
                                                                                                         ---------------

Expenses:           Investment advisory fees                                         $    24,780,057
                    Account maintenance and distribution fees--Class B                    22,836,159
                    Transfer agent fees--Class A                                           4,107,057
                    Transfer agent fees--Class B                                           3,903,810
                    Account maintenance and distribution fees--Class C                     2,580,992
                    Account maintenance fees--Class D                                      2,421,455
                    Transfer agent fees--Class D                                           1,509,052
                    Transfer agent fees--Class C                                             468,511
                    Accounting services                                                      334,901
                    Custodian fees                                                           276,909
                    Printing and shareholder reports                                         256,237
                    Registration fees                                                        152,040
                    Professional fees                                                         75,831
                    Directors' fees and expenses                                              31,563
                    Pricing fees                                                              15,581
                    Other                                                                     84,703
                                                                                     ---------------
                    Total expenses                                                                            63,834,858
                                                                                                         ---------------
                    Investment income--net                                                                    80,330,456
                                                                                                         ---------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                   361,904,407
(Loss) on             Foreign currency transactions--net                                        (812)        361,903,595
Investments &                                                                        ---------------
Foreign Currency    Change in unrealized appreciation on:
Transactions--        Investments--net                                                  (911,169,388)
Net:                  Foreign currency transactions--net                                        (265)       (911,169,653)
                                                                                     ---------------     ---------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                   (549,266,058)
                                                                                                         ---------------
                    Net Decrease in Net Assets Resulting from Operations                                 $  (468,935,602)
                                                                                                         ===============


                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
December 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                         For the Six           For the
                                                                                        Months Ended         Year Ended
Increase (Decrease) in Net Assets:                                                     Dec. 31, 1999       June 30, 1999
Operations:         Investment income--net                                           $    80,330,456     $   183,364,066
                    Realized gain on investments and foreign currency
                    transactions--net                                                    361,903,595         860,992,271
                    Change in unrealized appreciation on investments and
                    foreign currency transactions--net                                  (911,169,653)        540,926,112
                                                                                     ---------------     ---------------
                    Net increase (decrease) in net assets
                    resulting from operations                                           (468,935,602)      1,585,282,449
                                                                                     ---------------     ---------------
Dividends &         Investment income--net:
Distributions to      Class A                                                            (93,013,201)       (115,384,648)
Shareholders:         Class B                                                            (34,515,924)        (52,615,335)
                      Class C                                                             (4,093,536)         (5,952,343)
                      Class D                                                            (29,446,702)        (31,919,617)
                    Realized gain on investments--net:
                      Class A                                                           (433,005,279)       (342,278,197)
                      Class B                                                           (379,827,183)       (297,574,541)
                      Class C                                                            (43,240,164)        (32,811,336)
                      Class D                                                           (157,636,048)       (104,731,011)
                                                                                     ---------------     ---------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                 (1,174,778,037)       (983,267,028)
                                                                                     ---------------     ---------------
Capital Share       Net increase (decrease) in net assets derived
Transactions:       from capital share transactions                                      458,679,113        (856,068,652)
                                                                                     ---------------     ---------------

Net Assets:         Total decrease in net assets                                      (1,185,034,526)       (254,053,231)
                    Beginning of period                                               12,883,609,878      13,137,663,109
                                                                                     ---------------     ---------------
                    End of period*                                                   $11,698,575,352     $12,883,609,878
                                                                                     ===============     ===============

                   *Undistributed investment income--net                             $       870,241     $    81,609,148
                                                                                     ===============     ===============


                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
December 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                      Class A
                                                             For the
The following per share data and ratios have been derived   Six Months
from information provided in the financial statements.        Ended
                                                             Dec. 31,             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                        1999++       1999++       1998++      1997++         1996
Per Share           Net asset value,
Operating           beginning of period                    $    43.70   $    41.55   $    36.50  $    30.22   $    26.44
Performance:                                               ----------   ----------   ----------  ----------   ----------
                    Investment income--net                        .36          .76          .83         .81          .80
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                           (1.81)        4.61         7.23        7.66         4.31
                                                           ----------   ----------   ----------  ----------   ----------
                    Total from investment operations            (1.45)        5.37         8.06        8.47         5.11
                                                           ----------   ----------   ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                     (.72)        (.81)        (.78)       (.80)        (.76)
                      Realized gain on investments--net         (3.38)       (2.41)       (2.23)      (1.39)        (.57)
                                                           ----------   ----------   ----------  ----------   ----------
                    Total dividends and distributions           (4.10)       (3.22)       (3.01)      (2.19)       (1.33)
                                                           ----------   ----------   ----------  ----------   ----------
                    Net asset value, end of period         $    38.15   $    43.70   $    41.55  $    36.50   $    30.22
                                                           ==========   ==========   ==========  ==========   ==========

Total Investment    Based on net asset value per share         (3.37%)+++   14.54%       23.23%      29.95%       19.92%
Return:**                                                  ==========   ==========   ==========  ==========   ==========

Ratios to Average   Expenses                                     .58%*        .55%         .54%        .55%         .56%
Net Assets:                                                ==========   ==========   ==========  ==========   ==========
                    Investment income--net                      1.76%*       1.95%        2.14%       2.54%        2.88%
                                                           ==========   ==========   ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $5,013,545   $5,521,623   $5,888,853  $4,921,834   $3,587,558
                                                           ==========   ==========   ==========  ==========   ==========
                    Portfolio turnover                          7.00%       15.52%       17.79%      13.00%       13.94%
                                                           ==========   ==========   ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




Merrill Lynch Basic Value Fund, Inc.
December 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                      Class B
                                                             For the
The following per share data and ratios have been derived   Six Months
from information provided in the financial statements.        Ended
                                                             Dec. 31,               For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                        1999++       1999++       1998++      1997++         1996
Per Share           Net asset value,
Operating           beginning of period                    $    42.84   $    40.78   $    35.89  $    29.76   $    26.08
Performance:                                               ----------   ----------   ----------  ----------   ----------
                    Investment income--net                        .15          .36          .43         .48          .53
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                           (1.77)        4.53         7.11        7.55         4.23
                                                           ----------   ----------   ----------  ----------   ----------
                    Total from investment operations            (1.62)        4.89         7.54        8.03         4.76
                                                           ----------   ----------   ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                     (.31)        (.42)        (.42)       (.51)        (.51)
                      Realized gain on investments--net         (3.38)       (2.41)       (2.23)      (1.39)        (.57)
                                                           ----------   ----------   ----------  ----------   ----------
                    Total dividends and distributions           (3.69)       (2.83)       (2.65)      (1.90)       (1.08)
                                                           ----------   ----------   ----------  ----------   ----------
                    Net asset value, end of period         $    37.53   $    42.84   $    40.78  $    35.89   $    29.76
                                                           ==========   ==========   ==========  ==========   ==========

Total Investment    Based on net asset value per share         (3.87%)+++   13.40%       21.97%      28.61%       18.71%
Return:**                                                  ==========   ==========   ==========  ==========   ==========

Ratios to Average   Expenses                                    1.59%*       1.57%        1.56%       1.57%        1.58%
Net Assets:                                                ==========   ==========   ==========  ==========   ==========
                    Investment income--net                       .75%*        .93%        1.13%       1.53%        1.86%
                                                           ==========   ==========   ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $4,285,413   $4,846,702   $4,976,004  $4,088,755   $3,288,963
                                                           ==========   ==========   ==========  ==========   ==========
                    Portfolio turnover                          7.00%       15.52%       17.79%      13.00%       13.94%
                                                           ==========   ==========   ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Basic Value Fund, Inc.
December 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                      Class C
                                                             For the
The following per share data and ratios have been derived   Six Months
from information provided in the financial statements.        Ended
                                                             Dec. 31,               For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                        1999++       1999++       1998++      1997++         1996
Per Share           Net asset value,
Operating           beginning of period                    $    42.37   $    40.39   $    35.59  $    29.56   $    25.98
Performance:                                               ----------   ----------   ----------  ----------   ----------
                    Investment income--net                        .14          .35          .43         .47          .55
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                           (1.74)        4.48         7.04        7.49         4.18
                                                           ----------   ----------   ----------  ----------   ----------
                    Total from investment operations            (1.60)        4.83         7.47        7.96         4.73
                                                           ----------   ----------   ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                     (.32)        (.44)        (.44)       (.54)        (.58)
                      Realized gain on investments--net         (3.38)       (2.41)       (2.23)      (1.39)        (.57)
                                                           ----------   ----------   ----------  ----------   ----------
                    Total dividends and distributions           (3.70)       (2.85)       (2.67)      (1.93)       (1.15)
                                                           ----------   ----------   ----------  ----------   ----------
                    Net asset value, end of period         $    37.07   $    42.37   $    40.39  $    35.59   $    29.56
                                                           ==========   ==========   ==========  ==========   ==========

Total Investment    Based on net asset value per share         (3.86%)+++   13.36%       21.98%      28.60%       18.69%
Return:**                                                  ==========   ==========   ==========  ==========   ==========

Ratios to Average   Expenses                                    1.60%*       1.58%        1.57%       1.58%        1.59%
Net Assets:                                                ==========   ==========   ==========  ==========   ==========
                    Investment income--net                       .74%*        .92%        1.12%       1.51%        1.83%
                                                           ==========   ==========   ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  495,234   $  535,132   $  538,104  $  337,828   $  211,787
                                                           ==========   ==========   ==========  ==========   ==========
                    Portfolio turnover                          7.00%       15.52%       17.79%      13.00%       13.94%
                                                           ==========   ==========   ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
December 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (concluded)
                                                                                      Class D
                                                             For the
The following per share data and ratios have been derived   Six Months
from information provided in the financial statements.        Ended
                                                             Dec. 31,               For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                        1999++       1999++       1998++      1997++         1996
Per Share           Net asset value,
Operating           beginning of period                    $    43.55   $    41.42   $    36.42  $    30.16   $    26.41
Performance:                                               ----------   ----------   ----------  ----------   ----------
                    Investment income--net                        .30          .65          .74         .73          .76
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                           (1.79)        4.61         7.19        7.66         4.27
                                                           ----------   ----------   ----------  ----------   ----------
                    Total from investment operations            (1.49)        5.26         7.93        8.39         5.03
                                                           ----------   ----------   ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                     (.62)        (.72)        (.70)       (.74)        (.71)
                      Realized gain on investments--net         (3.38)       (2.41)       (2.23)      (1.39)        (.57)
                                                           ----------   ----------   ----------  ----------   ----------
                    Total dividends and distributions           (4.00)       (3.13)       (2.93)      (2.13)       (1.28)
                                                           ----------   ----------   ----------  ----------   ----------
                    Net asset value, end of period         $    38.06   $    43.55   $    41.42  $    36.42   $    30.16
                                                           ==========   ==========   ==========  ==========   ==========

Total Investment    Based on net asset value per share         (3.48%)+++   14.25%       22.89%      29.65%       19.61%
Return:**                                                  ==========   ==========   ==========  ==========   ==========

Ratios to Average   Expenses                                     .83%*        .80%         .79%        .80%         .81%
Net Assets:                                                ==========   ==========   ==========  ==========   ==========
                    Investment income--net                      1.51%*       1.69%        1.89%       2.28%        2.61%
                                                           ==========   ==========   ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $1,904,383   $1,980,153   $1,734,702  $  886,391   $  434,396
                                                           ==========   ==========   ==========  ==========   ==========
                    Portfolio turnover                          7.00%       15.52%       17.79%      13.00%       13.94%
                                                           ==========   ==========   ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Basic Value Fund, Inc.
December 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction) the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be withheld on interest, dividends, and capital gains at various rates.


Merrill Lynch Basic Value Fund, Inc.
December 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's daily net assets at the following annual rates:
 .60% of the Fund's average daily net assets not exceeding $100 million; .50% of the Fund's average daily net assets in excess $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees, which are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                   Maintenance    Distribution
                                       Fee            Fee

Class B                                .25%          .75%
Class C                                .25%          .75%
Class D                                .25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                      MLFD          MLPF&S

Class A                              $11,179      $124,447
Class D                              $34,902      $518,069

For the six months ended December 31, 1999, MLPF&S received contingent deferred sales charges of $2,478,862 and $59,794 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $18 and $1,348 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $250,500 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.


Merrill Lynch Basic Value Fund, Inc.
December 31, 1999


Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1999 were $801,463,764 and $1,005,786,349, respectively.

Net realized gains (losses) for the six months ended December 31, 1999 and net unrealized gains as of December 31, 1999 were as follows:

                                     Realized      Unrealized
                                  Gains (Losses)     Gains

Long-term investments            $361,875,230   $4,405,513,312
Short-term investments                 29,177               --
Foreign currency
transactions                             (812)              --
                                 ------------   --------------
Total                            $361,903,595   $4,405,513,312
                                 ============   ==============

As of December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $4,405,513,312, of which $4,780,236,833 related to appreciated securities and $374,723,521 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $7,363,707,908.


4.Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $458,679,113 and $(856,068,652) for the six months ended December 31, 1999 and the year ended June 30, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                      Dollar
Ended December 31, 1999               Shares           Amount

Shares sold                        10,214,805   $  411,713,920
Shares issued to shareholders
in reinvestment of dividends
and distributions                  11,830,766      463,816,128
                                -------------   --------------
Total issued                       22,045,571      875,530,048
Shares redeemed                   (16,988,183)    (667,752,820)
                                -------------   --------------
Net increase                        5,057,388   $  207,777,228
                                =============   ==============


Class A Shares for the Year                            Dollar
Ended June 30, 1999                   Shares           Amount

Shares sold                        20,196,939   $  780,540,464
Shares issued to share-
holders in reinvestment of
dividends and distributions        11,153,781      409,873,748
                                -------------   --------------
Total issued                       31,350,720    1,190,414,212
Shares redeemed                   (46,729,482)  (1,810,824,259)
                                -------------   --------------
Net decrease                      (15,378,762)  $ (620,410,047)
                                =============   ==============


Class B Shares for the Six Months                      Dollar
Ended December 31, 1999               Shares           Amount

Shares sold                        10,519,692   $  413,401,530
Shares issued to shareholders
in reinvestment of dividends
and distributions                   9,453,124      364,691,977
                                -------------   --------------
Total issued                       19,972,816      778,093,507
Automatic conversion of
shares                             (3,340,890)    (130,979,550)
Shares redeemed                   (15,588,981)    (605,455,105)
                                -------------   --------------
Net increase                        1,042,945   $   41,658,852
                                =============   ==============


Class B Shares for the Year                            Dollar
Ended June 30, 1999                   Shares           Amount

Shares sold                        27,355,260   $1,040,580,495
Shares issued to share-
holders in reinvestment of
dividends and distributions         8,668,007      313,408,370
                                -------------   --------------
Total issued                       36,023,267    1,353,988,865
Automatic conversion of
shares                             (6,408,614)    (245,296,730)
Shares redeemed                   (38,483,558)  (1,454,712,411)
                                -------------   --------------
Net decrease                       (8,868,905)  $ (346,020,276)
                                =============   ==============


Class C Shares for the Six Months                      Dollar
Ended December 31, 1999               Shares           Amount

Shares sold                         1,804,100   $   69,900,638
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,088,326       41,475,526
                                -------------   --------------
Total issued                        2,892,426      111,376,164
Shares redeemed                    (2,162,289)     (82,916,710)
                                -------------   --------------
Net increase                          730,137   $   28,459,454
                                =============   ==============


Merrill Lynch Basic Value Fund, Inc.
December 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                            Dollar
Ended June 30, 1999                   Shares           Amount

Shares sold                         3,468,691   $  131,902,536
Shares issued to share-
holders in reinvestment of
dividends and distributions           968,946       34,651,917
                                -------------   --------------
Total issued                        4,437,637      166,554,453
Shares redeemed                    (5,130,823)    (190,784,222)
                                -------------   --------------
Net decrease                         (693,186)  $  (24,229,769)
                                =============   ==============


Class D Shares for the Six Months                      Dollar
Ended December 31, 1999               Shares           Amount

Shares sold                         3,531,585    $ 139,826,966
Automatic conversion of
shares                              3,288,584      130,979,550
Shares issued to shareholders
in reinvestment of dividends
and distributions                   4,234,118      165,539,229
                                -------------   --------------
Total issued                       11,054,287      436,345,745
Shares redeemed                    (6,480,875)    (255,562,166)
                                -------------   --------------
Net increase                        4,573,412   $  180,783,579
                                =============   ==============


Class D Shares for the Year                            Dollar
Ended June 30, 1999                   Shares           Amount

Shares sold                         8,724,946   $  335,847,226
Automatic conversion of
shares                              6,315,960      245,296,730
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,334,999      122,301,439
                                -------------   --------------
Total issued                       18,375,905      703,445,395
Shares redeemed                   (14,787,957)    (568,853,955)
                                -------------   --------------
Net increase                        3,587,948   $  134,591,440
                                =============   ==============


PORTFOLIO INFORMATION

As of December 31, 1999

                                          Percent of
Ten Largest Holdings                      Net Assets

Exxon Mobil Corporation                      4.8%
Citigroup Inc.                               4.5
International Business Machines
   Corporation                               4.1
Telefonica SA (ADR)                          3.4
Koninklijke (Royal) Philips Electronics
   NV (NY Registered Shares)                 3.2
Wells Fargo Company                          3.0
Royal Dutch Petroleum Company
   (NY Registered Shares)                    2.6
Hewlett-Packard Company                      2.4
SBC Communications Inc.                      2.4
Ford Motor Company                           2.1



Merrill Lynch Basic Value Fund, Inc.
December 31, 1999


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Robert C. Doll, Senior Vice President
Paul M. Hoffmann, Senior Vice President
   and Co-Portfolio Manager
Kevin M. Rendino, Senior Vice President
   and Co-Portfolio Manager
Donald C. Burke, Vice President and
   Treasurer
Thomas D. Jones, III, Secretary


Donald Cecil and Edward H. Meyer, Directors of Merrill Lynch Basic Value Fund, Inc. have recently retired. The Fund's Board of
Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.


Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863